Putnam
Florida
Tax Exempt
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Putnam Florida Tax Exempt Income Fund's recently concluded semiannual period coincided with one of the more anxiety-driven times in recent memory. Uncertainties generated by the Federal Reserve Board's interest-rate policy, the slowing pace of the economy, and the aftermath of the presidential election contributed to the general sense of unease.

Typically, in such an environment, investors are drawn to the relative security of fixed-income investments. In this case, they have also been increasingly drawn to the tax advantages of municipal bonds, helping to boost demand in the face of a diminishing supply. Consequently, your fund, which had been under some pressure for much of its 2000 fiscal year, begins fiscal 2001 with solid performance.

Seasoned investors realize that uncertainties such as we have recently experienced are usually transitory. Your fund's manager, Richard Wyke, successfully positioned the fund to benefit as the market shifted into a more favorable climate. We are confident that his strategies will enable it to take full advantages of the opportunities available in fiscal 2001.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 17, 2001

REPORT FROM FUND MANAGEMENT

Richard P. Wyke

During the past year, investors were reminded of a basic principle of investing: when the financial markets turn around, they move so fast that those who are not already positioned in the recovering sector are often too late to benefit. After the Nasdaq plunged earlier in the year, setting off a long string of declines in other equity markets, bonds suddenly were the place to be. The municipal bond market had begun to anticipate the beginning of an economic slowdown and delivered better performance to investors who had maintained their positions, including investors in Putnam Florida Tax Exempt Income Fund.

Total return for 6 months ended 11/30/00

      Class A          Class B          Class M
    NAV     POP      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   7.06%   1.97%    6.71%   1.71%    6.90%   3.42%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 6.

* INVESTMENT GRADE SECTOR PERFORMED WELL

During the past six months, we saw positive total returns as interest rates in the municipal market peaked and then fell slightly. The investment grade and AAA/Aaa-rated sectors of the municipal market benefited the most as investors headed for safety and sold off their lower-rated bonds. As a result, we witnessed a dramatic difference in yield between the highest-rated and lowest-rated municipal bonds (known as credit yield spread). As spreads widened, your fund benefited because its portfolio comprised roughly 93% investment-grade bonds, including 58% AAA/Aaa-rated bonds.

As investors moved into the higher-quality municipal bonds, pushing up their prices, the prices of lower-rated bonds lagged. This price drop created an unusual opportunity for us to invest in a greater number of lower-rated investment-grade bonds (BBB/Baa) at undervalued prices, with the goal of increasing the fund's income level. In the past we've stated that it has been our strategy to increase our lower-rated holdings in many of the tax-exempt portfolios as a way of increasing the fund's income. We still believe that the lower-rated sector is a good place to be, even though some analysts are predicting a harder landing and possible recession as the economy slows.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care             32.2%

Utilities               13.5%

Education                7.5%

Transportation           6.0%

Housing                  3.1%

Footnote reads:
*Based on net assets as of 11/30/00. Holdings will vary over time.

"For investors tired of seesawing in the stock markets, some cautious investments in bonds may be just the ticket."

-- Business Week, November 15, 2000


While lower-rated credits do not perform well in a recession, we believe that there is little possibility of a recession occurring and thus are still looking for inflation to range between 3% and 4% next year. It is important to note that we are seeking well-known issues in the lower-rated sector, those that provide solid disclosure to potential investors. Our strategy will be especially beneficial when credit yield spreads begin to narrow, as we believe they will. At this stage, credit selection becomes a crucial part of the strategy, drawing upon the most rigorous, in-depth research efforts of Putnam's analytical team.

* FUND RETAINED HEAVY EXPOSURE TO HEALTH-CARE SECTOR

Your fund has a healthy exposure to the hospital and health-care sector, which is well known for its abundance of lower-rated bonds and makes up over 30% of the portfolio's holdings. Florida's health-care industry is considered one of the largest employers in the state, and the health facility authorities there are extremely active in financing nursing home projects. The industry, as a whole is watching to see whether national reforms, such as a prescription drug benefit program, will occur under the new Bush administration. While there is uncertainty in this sector, several of the health-care bonds in your fund's portfolio carry the highest credit quality rating of AAA/Aaa. Florida's Brevard County Health Facility (Courtenay Springs) and Escambia County Health Facility (Ascension Health Credit) are examples of such health care bond issuers in the portfolio. While this holding and others discussed here were viewed favorably as of November 30, 2000, all holdings are subject to review in accordance with the fund's investment strategy and may vary in the future.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 58.2%

Aa/AA -- 11.3%

A -- 8.2%

Baa/BBB -- 14.9%

Ba/BB -- 7.4%

Footnote reads:
*As a percentage of market value as of 11/30/00. A bond rated Baa/BBB or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

"Under Governor Jeb Bush's administration, the state's finances have remained in good order and the state maintains its strong credit rating of A1 from Moody's Investors Service."

-- Richard P. Wyke, portfolio manager


With credit yield spreads widening over the period, we took advantage of the opportunity to increase the fund's exposure to lower-rated paper by looking outside of the health care area. One strategy to achieve this exposure was to invest in special assessment bonds from Community Development Districts (CDDs). These revenue bonds generally fund housing development projects (sometimes for retired senior citizens) located in metropolitan areas outside of Tampa, Orlando, and Miami. CDD bonds are secured by the assessment revenues of the projects they support. Currently your fund owns bonds from the CDDs in Florida's Fleming Island, Oakstead, Vista Lakes, Maple Ridge, and Walnut Creek.

* OUTLOOK FOR PERFORMANCE

The supply of municipal bonds has been notably light over the past several months, both in terms of new issues and within the secondary market. Because of the strong economy, state and local governments are flush with revenues and have little reason to issue new bonds. This shrinking supply in the face of improved demand should boost the prices of existing bonds and help municipal bond performance in the months ahead.

Recent economic reports have indicated that the U.S. economy is slowing very rapidly, raising concerns of a recession. In response, the Federal Reserve Board cut interest rates by 50 basis points in early January. The Fed decided to make this move ahead of its regularly scheduled meeting late in January because the equity markets and consumer confidence were quickly spiraling downward after a slow holiday season. While we've always said that monetary policy changes works with a lag of six to twelve months, this interest rate cut should give the economy a much-needed psychological boost.

The Florida economy continues to perform very well with strong population and job growth. Under Governor Jeb Bush's administration, the state's finances have remained in good order and the state maintains its strong credit rating of A1 from Moody's Investors Service. If performance continues to improve in the municipal bond market, the investments in your fund, especially the bonds at the lower end of the investment-grade spectrum, may offer an opportunity for increased tax-exempt income and potential price appreciation.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/00, there is no guarantee the fund will continue to hold these securities in the future.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Florida Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal income tax consistent with capital preservation.

TOTAL RETURN FOR PERIODS ENDED 11/30/00

                       Class A        Class B         Class M
(inception dates)     (8/24/90)       (1/4/93)        (5/1/95)
                     NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------
6 months             7.06%   1.97%   6.71%   1.71%   6.90%   3.42%
------------------------------------------------------------------------
1 year               7.63    2.52    7.06    2.06    7.43    3.89
------------------------------------------------------------------------
5 years             25.06   19.15   21.07   19.13   23.29   19.32
Annual average       4.57    3.57    3.90    3.56    4.28    3.60
------------------------------------------------------------------------
10 years            86.59   77.70   73.44   73.44   80.35   74.57
Annual average       6.44    5.92    5.66    5.66    6.07    5.73
------------------------------------------------------------------------
Annual average
(life of fund)       6.60    6.10    5.83    5.83    6.24    5.90
------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/00

                           Lehman Brothers Municipal    Consumer
                                  Bond Index           price index
------------------------------------------------------------------------
6 months                            7.08%                 1.57%
------------------------------------------------------------------------
1 year                              8.18                  3.44
------------------------------------------------------------------------
5 years                            30.88                 13.26
Annual average                      5.53                  2.52
------------------------------------------------------------------------
10 years                           98.76                 30.19
Annual average                      7.11                  2.67
------------------------------------------------------------------------
Annual average
(life of fund)                      7.33                  2.77
------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/00

                                     Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions (number)                  6               6               6
------------------------------------------------------------------------------
Income 1                            $0.22450        $0.19543        $0.211009
------------------------------------------------------------------------------
Capital gains 1                         --              --              --
------------------------------------------------------------------------------
  Total                             $0.22450        $0.19543        $0.211009
------------------------------------------------------------------------------
Share value:                      NAV     POP          NAV        NAV     POP
------------------------------------------------------------------------------
5/31/00                          $8.62   $9.05        $8.62      $8.62   $8.91
------------------------------------------------------------------------------
11/30/00                          9.00    9.45         9.00       9.00    9.30
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate 2           5.18%   4.93%        4.53%      4.88%   4.72%
------------------------------------------------------------------------------
Taxable equivalent 3              8.58    8.16         7.50       8.08    7.81
------------------------------------------------------------------------------
Current 30-day SEC yield 4        4.85    4.62         4.20       4.55    4.41
------------------------------------------------------------------------------
Taxable equivalent 3              8.03    7.65         6.95       7.53    7.30
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 12/31/00 (most recent calendar quarter)

                       Class A        Class B         Class M
(inception dates)     (8/24/90)       (1/4/93)        (5/1/95)
                     NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------
6 months             6.86%   1.78%   6.64%   1.64%   6.82%   3.30%
------------------------------------------------------------------------
1 year              11.28    6.03   10.56    5.56   11.07    7.48
------------------------------------------------------------------------
5 years             26.47   20.44   22.44   20.48   24.55   20.46
Annual average       4.81    3.79    4.13    3.80    4.49    3.79
------------------------------------------------------------------------
10 years            90.25   81.20   76.96   76.96   83.84   77.95
Annual average       6.64    6.12    5.87    5.87    6.28    5.93
------------------------------------------------------------------------
Annual average
(life of fund)       6.80    6.30    6.03    6.03    6.43    6.09
------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. It assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


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THE FUND'S PORTFOLIO
November 30, 2000 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation

MUNICIPAL BONDS AND NOTES (99.7%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Florida (84.0%)
-------------------------------------------------------------------------------------------------------------------
                    Brevard Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Courtenay Springs)
     $    2,000,000 7 3/4s, 11/15/17                                                      AAA/P      $    2,265,000
          2,345,000 7 1/2s, 11/15/09                                                      AAA/P           2,635,194
                    Broward Cnty., Edl. Fac. Auth. Rev. Bonds
                    (Nova U. Dorm), Ser. A
          2,500,000 7 1/2s, 4/1/17                                                        AAA/P           2,574,200
            140,000 7 1/4s, 4/1/01                                                        AAA/P             141,284
          1,000,000 Broward Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Broward Cnty. Nursing Home), 7 1/2s, 8/15/20                         Aa3             1,041,270
                    Broward Cnty., Resource Recvy. Rev. Bonds
          5,655,000 (SES Broward Cnty. LP South), 7.95s, 12/1/08                          A+              5,782,238
          1,105,000 (Waste-Energy LP North), 7.95s, 12/1/08                               A+              1,129,863
          1,400,000 Clay Cnty., Multi-Fam. Hsg. Fin. Auth. Rev. Bonds
                    (Oak Forest), Ser. A, GNMA Coll., 7.4s, 12/1/25                       AAA             1,435,000
          1,760,000 Clay Cnty., Single Fam. Hsg. Fin. Auth. Rev. Bonds,
                    Ser. A, GNMA Coll., 7.45s, 9/1/23                                     Aa1             1,797,400
          2,500,000 Dade Cnty., Edl. Facs. Auth. Rev. Bonds, Ser. A,
                    AMBAC, 5 3/4s, 4/1/13                                                 AAA             2,659,375
          8,000,000 Dade Cnty., Professional Sports Franchise Fac.
                    Tax Rev. Bonds, MBIA, 4 3/4s, 10/1/30                                 Aaa             7,060,000
          5,500,000 Escambia Cnty., Poll. Control Rev. Bonds
                    (Champion Intl. Corp.), 6.9s, 8/1/22                                  Baa1            5,678,750
          2,750,000 Escambia Cnty., Hlth. Facs. Auth. Rev. Bonds
                    (Ascension Hlth. Credit), Ser. A-1,
                    5 3/4s, 11/15/29                                                      Aaa             2,801,563
          2,335,000 Escambia Cnty., Single Fam. Hsg. Fin. Auth. Mtge.
                    Rev. Bonds (Multi-Cnty. Program), Ser. A,
                    GNMA Coll., 7.15s, 10/1/24                                            Aaa             2,367,106
                    FL State Board of Ed. G.O. Bonds
          7,000,000 6.4s, 6/1/19 (SEG)                                                    AA+             7,245,000
          9,000,000 (Pub. Ed.), Ser. A, 4 3/4s, 6/1/28                                    AA+             7,976,250
          6,745,000 FL State Board of Fin. Rev. Bonds, FSA, 8 1/4s,
                    7/1/13 (acquired 9/2/98, cost $8,512,737) (RES)                       AAA/P           8,034,981
                    FL State Mid-Bay Bridge Auth. Rev. Bonds, Ser. A
          1,360,000 8s, 10/1/06                                                           BBB/P           1,431,835
          2,180,000 7 1/2s, 10/1/17                                                       BBB/P           2,286,842
          3,540,000 6.1s, 10/1/22                                                         BBB/P           3,526,725
          2,000,000 FL State Muni. Pwr. Agcy. IFB, AMBAC, 5.645s,
                    10/1/20 (acquired 7/10/92, cost $2,101,200) (RES)                     Aaa             2,225,000
          2,000,000 Fleming Island Plantation Cmnty. Dev. Dist
                    Special Assmt. Rev. Bond, Ser. B, 7 3/8s, 5/1/31                      BB+/P           2,110,000
          3,000,000 Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A,
                    7 1/4s, 10/1/29                                                       BB/P            2,880,000
                    Hillsborough Cnty., Indl. Dev. Auth. Poll. Control
                    Rev. Bonds (Tampa Elec. Co.)
          2,500,000 Ser. 91, 7 7/8s, 8/1/21                                               Aa3             2,626,175
          3,645,000 6 1/4s, 12/1/34                                                       Aa3             3,758,906
          2,400,000 Hillsborough Cnty., Util. Rev. Bonds, Ser. A, FSA,
                    6 1/2s, 8/1/16                                                        Aaa             2,471,880
                    Jacksonville, Hlth. Fac. Auth. Indl. Dev. Rev. Bonds
                    (Cypress Village)
          3,650,000 7s, 12/1/14                                                           Baa2            3,773,188
          1,350,000 7s, 12/1/22                                                           Baa2            1,368,563
          5,000,000 Lee Cnty., Board of Directors Hosp. IFB
                    (Lee Memorial Hosp.), MBIA, 7.975s, 3/26/20                           Aaa             5,268,750
          4,000,000 Lee Cnty., Board of Directors Hosp. IFB, MBIA,
                    8.566s, 4/1/20                                                        Aaa             4,197,440
                    Lee Cnty., Indl. Dev. Auth Hlth. Care Fac.
                    Rev. Bonds, Ser. A
          9,000,000 (Shell Point Village), 5 1/2s, 11/15/29                               BBB-            7,526,250
          5,250,000 (Cypress Cove Hlth. Pk.), 6 3/8s, 10/1/25                             BB/P            4,574,063
                    Leesburg, Hosp. Rev. Bonds (Leesbury Regl.
                    Med. Ctr.)
          1,000,000 Ser. 91-A, 7 1/2s, 7/1/21                                             A-              1,065,000
          2,065,000 6 1/8s, 7/1/18                                                        A               2,067,581
          3,000,000 Maple Ridge Cmnty. Dev. Special Assmt. Rev.
                    Bonds, Dist., Ser. B, 6.15s, 11/1/04                                  BBB-/P          3,041,250
          2,750,000 Martin Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Indian Cogeneration), Ser. A, 7 7/8s, 12/15/25                       Baa3            2,801,563
                    Oakstead Cmnty. Dev. Dist. Cap. Impt., Rev. Bonds
          1,000,000 Ser. A, 7.2s, 5/1/32                                                  BB/P            1,006,250
          2,000,000 Ser. B, 6 1/2s, 5/1/07                                                BB/P            2,002,500
          4,000,000 Orange Cnty., Hlth. Fac. Auth. IFB, 9.072s, 10/1/14
                    (acquired 4/19/95, cost $5,273,120) (RES)                             BBB+/P          5,475,000
          5,000,000 Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Orlando Regl. Hlthcare), MBIA, 6 1/4s, 10/1/18                       Aaa             5,550,000
          5,000,000 Orange Cnty., School Board COP, Ser. 85, MBIA,
                    FRB, 6.14s, 8/1/22 (acquired 12/21/98,
                    cost $5,331,736) (RES)                                                Aaa             4,850,000
          5,950,000 Orlando, Util. Comm. Wtr. & Elec. Rev. Bonds,
                    Ser. D, 6 3/4s, 10/1/17                                               Aa2             6,968,938
          1,763,000 Osceola Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Cmnty. Provider Pooled Loan Program),
                    Ser. A, FSA, 7 3/4s, 7/1/10                                           Aaa             1,802,280
          2,265,000 Osceola Cnty., School Board COP, Ser. A,
                    AMBAC, 5s, 6/1/18                                                     Aaa             2,157,413
          2,000,000 Palm Beach Cnty., Arpt. Syst. Rev. Bonds, MBIA,
                    7 3/4s, 10/1/10                                                       Aaa             2,087,760
          5,000,000 Palm Beach Cnty., School Board COP, Ser. A,
                    AMBAC, 6 3/8s, 8/1/15                                                 Aaa             5,362,500
            175,000 Palm Beach Cnty., Single Fam. Hsg. Fin. Auth. Mtge.
                    Rev. Bonds, Ser. A, GNMA Coll., 7.2s, 10/1/24                         Aaa               180,906
          5,000,000 Pinellas Cnty., Poll. Control Rev. Bonds
                    (FL Pwr. Corp.), 7.2s, 12/1/14                                        A2              5,157,400
                    Port Everglades, Auth. Rev. Bonds
          7,230,000 (FL Port Impt.), 7 1/8s, 11/1/16                                      Aaa             8,603,696
          5,000,000 Ser. A, 5s, 9/1/16                                                    A-              4,731,250
          2,390,000 Santa Rosa Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Gulf Breeze Hosp. Inc.), Ser. A, 6.2s, 10/1/14                       BBB+            2,366,100
                    Sarasota Cnty., Pub. Hosp. Board Rev. Bonds
                    (Sarasota Memorial Hosp.), Ser. B, MBIA
          2,000,000 5 1/4s, 7/1/14                                                        Aaa             2,022,500
          2,000,000 5 1/4s, 7/1/15                                                        Aaa             2,015,000
          2,000,000 5 1/4s, 7/1/16                                                        Aaa             2,005,000
          2,675,000 SCA Tax Exempt Trust Multi-Fam. Mtge. Rev.
                    Bonds, Ser. A-1, FSA, 7.05s, 1/1/30                                   Aaa             2,822,125
          2,250,000 South Broward, Hosp. Dist. IFB, Ser. C, AMBAC,
                    8.882s, 5/13/21                                                       Aaa             2,382,255
          4,860,000 Sumter Cnty., School Dist. Rev. Bonds (Multi Dist.
                    Loan Program), FSA, 7.15s, 11/1/15                                    Aaa             5,904,900
          2,395,000 Tallahassee, Energy Syst. Rev. Bonds, Ser. A,
                    5 1/4s, 10/1/12                                                       Aaa             2,463,856
          4,355,000 Tampa Bay Wtr. Util. Syst. Rev. Bonds, FGIC,
                    5 3/4s, 10/1/15                                                       AAA             4,589,081
          4,500,000 Tampa Hlth. Sys. Rev. Bonds (Catholic Hlth.),
                    Ser. A, 4 3/4s, 11/15/28                                              Aaa             3,909,375
          3,000,000 Tampa Hosp. Rev. Bonds (Cap. Impt.-H,
                    Lee Moffitt), Ser. A, 5 3/4s, 7/1/29                                  A               2,808,750
          6,000,000 Tampa Rev. Bonds (Allegany Hlth. Syst. St. Joseph),
                    MBIA, 6 1/2s, 12/1/23                                                 Aaa             6,547,500
                    Tampa Util. Tax Rev. Bonds, AMBAC
          5,800,000 zero %, 10/1/17                                                       Aaa             2,320,000
          2,570,000 6s, 10/1/06                                                           Aaa             2,740,402
          3,990,000 Vista Lakes Cmnty. Dev. Dist. Cap. Impt. Rev.
                    Bonds, Ser. B, 6.35s, 5/1/05                                          BB+/P           3,999,975
          3,000,000 Walnut Creek Cmnty. Dev. Dist. Special Assmt.
                    Rev. Bonds, Ser. B, 6.4s, 5/1/05                                      BB/P            2,992,500
          5,000,000 Winter Haven, Util. Sys. Rev. Bonds, MBIA,
                    4 3/4s, 10/1/28                                                       Aaa             4,431,250
                                                                                                      -------------
                                                                                                        233,881,947

Louisiana (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds (Lake Charles
                    Memorial Hosp. Project), 8 5/8s, 12/1/30                              BB/P              983,750

Massachusetts (0.7%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (Winchester Hospital), Ser. E, 6 3/4s, 7/1/30                         BBB             2,012,500

New York (0.7%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 NY State Hwy. & Bridge Auth. Rev. Bonds, Ser. B-1,
                    FGIC, 5 1/2s, 4/1/09                                                  Aaa             2,110,000

Puerto Rico (10.3%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Cmnwlth. of PR, G.O. Bonds, MBIA, 6.45s, 7/1/17                       Aaa             3,266,250
          8,000,000 Cmnwlth. of PR, Pub. Impt. G.O. Bonds, FSA,
                    3.85s, 7/1/13                                                         Aaa             8,640,000
          5,280,000 Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
                    Ser. Z, MBIA, 6 1/4s, 7/1/15                                          Aaa             6,019,200
          3,800,000 PR Indl. Tourist Edl. Med. & Environ. Control Fac.
                    Fing. Auth. Hosp. Rev. Bonds (Auxilio Muto
                    Obligation Group), Ser. A, MBIA, 6 1/4s, 7/1/16                       Aaa             4,032,750
          5,950,000 PR Muni. Fin. Agcy. Rev. Bonds, Ser. A, FSA, 6s, 7/1/12               AAA             6,641,688
                                                                                                      -------------
                                                                                                         28,599,888

Tennessee (3.6%)
-------------------------------------------------------------------------------------------------------------------
         10,000,000 Elizabethton, Hlth. & Ed. Facs. Board Rev. Bonds
                    (Hosp. Ref. & Impt.), Ser. B, MBIA, 5 3/4s, 7/1/23                    Aaa            10,112,500
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $274,345,261) (b)                                         $ 277,700,585
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $278,442,124.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $274,345,261 resulting in gross unrealized appreciation and depreciation of $8,970,149 and $5,614,825 respectively, or net unrealized appreciation of $3,355,324.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2000 was $20,584,981 or 7.4% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November
      30, 2000.

      The rates shown on IFB which are securities paying interest rates that vary inversely to changes in the market interest rates and FRB are the current interest rates shown at November 30, 2000, which are subject to change based on the terms of the security.

      The fund had the following industry group concentrations greater than 10% at November 30, 2000 (as a percentage of net assets):

            Health care        32.2%
            Utilities          13.5

      The fund had the following insurance concentrations greater than 10% at November 30, 2000 (as a percentage of net assets):

            MBIA               24.9%
            FSA                13.0


------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 2000 (Unaudited)
                                  Aggregate Face   Expiration    Unrealized
                    Total Value        Value         Date       Depreciation
------------------------------------------------------------------------------
Municipal Bond
Index (Short)        $5,964,531     $5,858,372      Dec-00       $(106,159)
Municipal Bond
Index (Short)           603,375        598,858      Mar-01          (4,517)
------------------------------------------------------------------------------
                                                                 $(110,676)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2000 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $274,345,261) (Note 1)                                        $277,700,585
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    4,790,696
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              250,567
-------------------------------------------------------------------------------------------
Total assets                                                                    282,741,848

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                    458,771
-------------------------------------------------------------------------------------------
Payable for variation margin                                                         38,388
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               349,353
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  2,640,500
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          265,389
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        344,593
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           39,654
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       12,636
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,345
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              118,559
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               29,536
-------------------------------------------------------------------------------------------
Total liabilities                                                                 4,299,724
-------------------------------------------------------------------------------------------
Net assets                                                                     $278,442,124

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $279,371,285
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                           (18,939)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investment (Note 1)                             (4,154,870)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        3,244,648
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $278,442,124

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($205,950,194 divided by 22,873,077 shares)                                           $9.00
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.00)*                                $9.45
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($72,003,475 divided by 8,000,491 shares)+                                            $9.00
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($488,455 divided by 54,261 shares)                                                   $9.00
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.00)**                               $9.30
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended November 30, 2000 (Unaudited)
Tax exempt interest income:                                                    $  8,082,186

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    694,072
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      123,526
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                    4,600
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      2,762
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               204,739
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               305,221
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 1,389
-------------------------------------------------------------------------------------------
Other                                                                                57,312
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,393,621
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (64,645)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,328,976
-------------------------------------------------------------------------------------------
Net investment income                                                             6,753,210
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1)                                         (225,851)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Notes 1 and 3)                             (426,978)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the period                                              12,597,680
-------------------------------------------------------------------------------------------
Net gain on investments                                                          11,944,851
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $18,698,061
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                      November 30           May 31
                                                                            2000*             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  6,753,210     $ 15,115,553
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                         (652,829)      (1,557,959)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (deprecation)
of investments                                                         12,597,680      (21,212,708)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        18,698,061       (7,655,114)
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (5,157,494)     (11,553,402)
--------------------------------------------------------------------------------------------------
   Class B                                                             (1,575,244)      (3,600,385)
--------------------------------------------------------------------------------------------------
   Class M                                                                (13,142)         (49,473)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                      (5,795,523)     (21,493,805)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 6,156,658      (44,352,179)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   272,285,466      316,637,645
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income of $18,939 and
$26,269, respectively)                                               $278,442,124     $272,285,466
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                        ended
Per-share                            November 30
operating performance                (Unaudited)                        Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2000         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.62        $9.30        $9.45        $9.14        $8.91        $9.12
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .22          .47          .46          .47          .48          .48
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .38         (.68)        (.16)         .32          .23         (.21)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .60         (.21)         .30          .79          .71          .27
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.22)        (.47)        (.45)        (.48)        (.48)        (.48)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.22)        (.47)        (.45)        (.48)        (.48)        (.48)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.00        $8.62        $9.30        $9.45        $9.14        $8.91
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  7.06*       (2.18)        3.20         8.80         8.12         3.04
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $205,950     $200,961     $233,454     $237,910     $239,196     $247,920
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .42*         .86          .98          .96          .96          .95
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.52*        5.35         4.87         5.06         5.28         5.31
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  9.23*       15.32        32.08        42.40        70.30        81.99
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                        ended
Per-share                            November 30
operating performance                (Unaudited)                        Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2000         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.62        $9.30        $9.45        $9.14        $8.91        $9.12
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .19          .42          .40          .42          .42          .42
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .39         (.68)        (.16)         .31          .23         (.21)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .58         (.26)         .24          .73          .65          .21
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.20)        (.42)        (.39)        (.42)        (.42)        (.42)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.20)        (.42)        (.39)        (.42)        (.42)        (.42)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.00        $8.62        $9.30        $9.45        $9.14        $8.91
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.71*       (2.81)        2.56         8.10         7.42         2.37
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $72,004      $70,805      $81,876      $71,925      $58,926      $52,541
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .74*        1.51         1.63         1.61         1.61         1.60
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.20*        4.70         4.23         4.40         4.62         4.64
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  9.23*       15.32        32.08        42.40        70.30        81.99
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                        ended
Per-share                            November 30
operating performance                (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2000         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.62        $9.29        $9.44        $9.14        $8.91        $9.12
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .21          .45          .43          .45          .45          .46
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .38         (.67)        (.16)         .30          .23         (.21)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .59         (.22)         .27          .75          .68          .25
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.21)        (.45)        (.42)        (.45)        (.45)        (.46)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.21)        (.45)        (.42)        (.45)        (.45)        (.46)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.00        $8.62        $9.29        $9.44        $9.14        $8.91
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.90*       (2.37)        2.88         8.36         7.80         2.76
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $488         $520       $1,308       $1,244       $1,355         $986
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .57*        1.16         1.28         1.26         1.26         1.23
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.37*        5.02         4.60         4.74         4.97         4.82
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  9.23*       15.32        32.08        42.40        70.30        81.99
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
November 30, 2000 (Unaudited)

Note 1
Significant accounting policies

Putnam Florida Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of securities exempt from the Florida intangibles tax.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended November 30, 2000, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2000, the fund had a capital loss carryover of approximately $3,255,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $  222,000    May 31, 2003
       908,000    May 31, 2004
         4,000    May 31, 2005
     2,121,000    May 31, 2008

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based upon the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At November 30, 2000, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended November 30, 2000, the fund's expenses were reduced by $64,645 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $524 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended November 30, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $14,459 and $165 from the sale of class A and class M shares, respectively and $74,035 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended November 30, 2000, Putnam Retail Management, Inc., acting as underwriter received no monies on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended November 30, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $25,178,994 and $25,578,296, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended November 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,020,253        $  9,099,300
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  254,283           2,267,939
---------------------------------------------------------------------------
                                             1,274,536          11,367,239

Shares
repurchased                                 (1,707,698)        (15,215,477)
---------------------------------------------------------------------------
Net decrease                                  (433,162)       $ (3,848,238)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,308,728        $ 37,808,735
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  568,933           5,011,356
---------------------------------------------------------------------------
                                             4,877,661          42,820,091

Shares
repurchased                                 (6,676,063)        (58,457,795)
---------------------------------------------------------------------------
Net decrease                                (1,798,402)       $(15,637,704)
---------------------------------------------------------------------------

                                        Six months ended November 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    484,974         $ 4,327,101
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   67,686             603,614
---------------------------------------------------------------------------
                                               552,660           4,930,715

Shares
repurchased                                   (765,908)         (6,823,485)
---------------------------------------------------------------------------
Net decrease                                  (213,248)        $(1,892,770)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,611,662        $ 14,263,853
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  163,977           1,444,352
---------------------------------------------------------------------------
                                             1,775,639          15,708,205

Shares
repurchased                                 (2,368,874)        (20,864,861)
---------------------------------------------------------------------------
Net decrease                                  (593,235)       $ (5,156,656)
---------------------------------------------------------------------------

                                        Six months ended November 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                      7,714           $  67,859
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      896               7,986
---------------------------------------------------------------------------
                                                 8,610              75,845

Shares
repurchased                                    (14,638)           (130,360)
---------------------------------------------------------------------------
Net decrease                                    (6,028)          $ (54,515)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     18,265           $ 163,024
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,380              20,964
---------------------------------------------------------------------------
                                                20,645             183,988

Shares
repurchased                                   (101,059)           (883,433)
---------------------------------------------------------------------------
Net decrease                                   (80,414)          $(699,445)
---------------------------------------------------------------------------

Note 5
Change in independent accountants
(unaudited)

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers
LLP as this funds' independent accountants and voted to appoint KPMG LLP for the fund's fiscal year ended May 31, 2001. During the two previous fiscal years, PricewaterhouseCoopers LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through July 24, 2000, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.

Note 6
New accounting pronouncement

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and discount on all fixed-income securities, and classify gains and losses realized on paydowns on mortgage-backed securities presently included in realized gain/loss, as part of interest income. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The fund has not at this time quantified the impact, if any, resulting from the adoption of this principle on the financial statements.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* your current account value, portfolio value and transaction history

* the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly. So be sure to bookmark us at

http://www.putnaminvestments.com


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK]  Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Florida Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA046-67683  037/365/453  1/01